OTHER INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
OTHER INCOME (EXPENSE), NET

18	OTHER INCOME (EXPENSE), NET

	2025	2024	2023
	USD	USD	USD

Gain (loss) on disposal of property, plant and equipment	62,692	93	(18,873)
Gain on lease modification	-	-	703
Others	5,100	(10,009)	37,720
Total	67,792	(9,916)	19,550